UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2016

Annual Repor t

QS

Variable Asset Allocation Series

QS Variable Growth

QS Variable Moderate Growth

QS Variable Conservative Growth

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

QS Variable Asset Allocation Series

QS Variable Asset Allocation Series (“Variable Asset Allocation Series”) consists of separate investment Portfolios, each with its own investment objective and policies. Each Portfolio is a “fund of funds,” investing in other mutual funds, and is managed as an asset allocation program.

The Portfolios are separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Variable Asset Allocation Series for the twelve-month reporting period ended December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Portfolios’ reporting period and to learn how those conditions have affected each Portfolio’s performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

II	QS Variable Asset Allocation Series

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended December 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s initial reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports, a deceleration in personal consumption expenditures and a downturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on December 31, 2016, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In December 2016, 24.2% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

Turning to the global economy, in its January 2017 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”)ii said, “After a lackluster outturn in 2016, economic activity is projected to pick up pace in 2017 and 2018, especially in emerging market and developing economies. However, there is a wide dispersion of possible outcomes around the projections, given uncertainty surrounding the policy stance of the incoming U.S. administration and its global ramifications.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.6%, versus 1.7% in 2016. Japan’s economy is expected to expand 0.8% in 2017, compared to 0.9% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.5% in 2017, versus 4.1% in 2016.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016 , the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

QS Variable Asset Allocation Series	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	QS Variable Asset Allocation Series

Portfolios overview

QS Variable Asset Allocation Series (the “Variable Asset Allocation Series”) consists of three portfolio investment options (the “Portfolios”), each of which is a “fund of funds” that invests in other mutual funds. The Variable Asset Allocation Series offers a mix of equity funds categorized according to average market capitalization (size), investing style (e.g., value, core or growth) and global exposure (e.g., U.S. and/or international stocks). The various options within the Variable Asset Allocation Series also offer a mix of bond asset classes such as U.S. and foreign government debt, corporate bonds, high-yield debt and emerging market debt — each of which carries a varying degree of risk/reward potential. Each Portfolio is managed as an asset allocation program and seeks to achieve its investment objective by allocating its assets among the funds managed by the manager and its affiliates (underlying funds).

Q. What were the overall market conditions during the Portfolios’ reporting period?

A. 2016 was characterized by substantial political uncertainty and surprises that carried over to asset prices across nearly all financial markets. The middle of the year was marked by the surprise result of the United Kingdom’s decision to leave the Eurozone (“Brexit”), sending European equity markets and the British pound sharply downward. The year’s political volatility was not finished at Brexit, as the latter half of 2016 was characterized strongly by the uncertainty leading up to the U.S. presidential election and the eventual election of Donald J. Trump, which came as a surprise to many polls and market forecasts.

In spite of this political volatility, the global economy continued to advance through the year, largely carried by continued growth in the U.S. and China and in spite of weaker economic performance out of Japan and emerging economies such as Russia and Brazil. Global equity markets performed strongly in 2016, with Japan being the only major region not to post a stock market gain. On the other hand, while the year started strongly for global fixed income, a switch to “risk on” mode in the latter half of 2016 led to bond market losses that had not been seen since the early 1980s. The year ended with the U.S. Federal Reserve Board (the “Fed”)i announcing its only rate hike of 2016 while many other key central banks left key rates largely unchanged.

Q. How did we respond to these changing market conditions?

A. For all three Portfolios, we employ a quantitative tactical strategy that over- and underweights certain allocations in the Portfolios in response to various market, economic and valuation conditions. These tactical views are generally updated on a quarterly basis. Throughout the year, we were generally overweight equities vs. fixed income as valuations measures and our in-house index of leading economic indicators favored equities. At mid-year we remained overweight equities, but within fixed income, we were overweight high yield while remaining underweight aggregate fixed income as yield spreads and risk measures favored high yield. By the end of the year, we had an overweight only to U.S. equities, while being underweight international equities and fixed income overall.

QS Variable Asset Allocation Series 2016 Annual Report	1

Portfolios overview (cont’d)

QS Variable Growth1

QS Variable Growth seeks capital appreciation. The Portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 70% to 100% of the Portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 0% to 30% to underlying funds that invest in fixed-income strategies. The portfolio managers may, however, allocate assets to any underlying funds in varying amounts in a manner consistent with the Portfolio’s investment objective. The Portfolio’s allocation to each asset class will be measured at the time of purchase and may vary thereafter as a result of market movements.

Performance review

For the twelve months ended December 31, 2016, QS Variable Growth1 returned 8.50%. The Portfolio’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Indexii and the Russell 3000 Indexiii, and the Variable Growth Composite Benchmarkiv returned 2.65%, 12.74% and 11.02%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Aggressive Growth Funds Category Average2 returned 8.61% for the same period.

Performance Snapshot as of December 31, 2016 (unaudited)
	6 months	12 months
QS Variable Growth[1]	7.73%	8.50%
Bloomberg Barclays U.S. Aggregate Index	-2.53%	2.65%
Russell 3000 Index	8.79%	12.74%
Variable Growth Composite Benchmark	8.58%	11.02%
Lipper Variable Mixed-Asset Target Allocation Aggressive Growth Funds Category Average[2]	7.06%	8.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and fixed income markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2016, the gross total annual fund operating expense ratio for the Portfolio was 0.90%.

Actual expenses may be higher. For example, expenses may be

higher than those shown if average net assets decrease. Net

assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of underlying funds), to average net assets will not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 59 funds for the six-month period and among the 57 funds for the twelve-month period in the Portfolio’s Lipper category.

†	Includes expenses of the underlying funds in which the Portfolio invests.

2	QS Variable Asset Allocation Series 2016 Annual Report

QS Variable Moderate Growth1

QS Variable Moderate Growth seeks long-term growth of capital. The Portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 55% to 85% of the Portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 15% to 45% to underlying funds that invest in fixed-income strategies. The portfolio managers may, however, allocate assets to any underlying funds in varying amounts in a manner consistent with the Portfolio’s investment objective. The Portfolio’s allocation to each asset class will be measured at the time of purchase and may vary thereafter as a result of market movements.

Performance review

For the twelve months ended December 31, 2016, QS Variable Moderate Growth1 returned 7.99%. The Portfolio’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index and the Russell 3000 Index, and the Variable Moderate Growth Composite Benchmarkv returned 2.65%, 12.74% and 9.76%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average2 returned 6.93% for the same period.

Performance Snapshot as of December 31, 2016 (unaudited)
	6 months	12 months
QS Variable Moderate Growth[1]	6.05%	7.99%
Bloomberg Barclays U.S. Aggregate Index	-2.53%	2.65%
Russell 3000 Index	8.79%	12.74%
Variable Moderate Growth Composite Benchmark	6.54%	9.76%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[2]	4.46%	6.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and fixed income markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2016, the gross total annual fund operating expense ratio for the Portfolio was 1.01%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of underlying funds), to average net assets will not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 227 funds for the six-month period and among the 219 funds for the twelve-month period in the Portfolio’s Lipper category.

†	Includes expenses of the underlying funds in which the Portfolio invests.

QS Variable Asset Allocation Series 2016 Annual Report	3

Portfolios overview (cont’d)

QS Variable Conservative Growth1

QS Variable Conservative Growth seeks balance of growth of capital and income. The Portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 35% to 65% of the Portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 35% to 65% to underlying funds that invest in fixed-income strategies. The portfolio managers may, however, allocate assets to any underlying funds in varying amounts in a manner consistent with the Portfolio’s investment objective. The Portfolio’s allocation to each asset class will be measured at the time of purchase and may vary thereafter as a result of market movements.

Performance review

For the twelve months ended December 31, 2016, QS Variable Conservative Growth1 returned 7.43%. The Portfolio’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index and the Russell 1000 Index, and the Variable Conservative Growth Composite Benchmarkvi returned 2.65%, 12.05% and 8.46%, respectively, over the same time frame. The Lipper Variable Mixed-Asset Target Allocation Moderate Funds Category Average2 returned 6.14% for the same period.

Performance Snapshot as of December 31, 2016 (unaudited)
	6 months	12 months
QS Variable Conservative Growth[1]	4.01%	7.43%
Bloomberg Barclays U.S. Aggregate Index	-2.53%	2.65%
Russell 1000 Index	8.01%	12.05%
Variable Conservative Growth Composite Benchmark	4.39%	8.46%
Lipper Variable Mixed-Asset Target Allocation Moderate Funds Category Average[2]	3.22%	6.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and fixed income markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2016, the gross total annual fund operating expense ratio for the Portfolio was 0.83%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of underlying funds), to average net assets will not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 247 funds for the six-month period and among the 239 funds for the twelve-month period in the Portfolio’s Lipper category.

†	Includes expenses of the underlying funds in which the Portfolio invests.

4	QS Variable Asset Allocation Series 2016 Annual Report

Q. What were the leading contributors to performance?

A. Taking into account both the underlying fund returns and their weightings within the Portfolios, the leading contributor to absolute performance was the portfolio allocation to U.S. equities, with Legg Mason BW Diversified Large Cap Value Fund and Royce Small-Cap Value Fund posting especially strong returns. In the fixed income space, Western Asset High Yield Fund’s returns were also strong where they were held.

In relative terms (i.e., relative to each Portfolio’s specific benchmark), Western Asset Macro Opportunities Fund, Legg Mason BW Diversified Large Cap Value Fund and Western Asset Core Plus Bond Fund all contributed to performance where they were held.

Q. What were the leading detractors from performance?

A. Among the other underlying funds, QS International Equity Fund was virtually the only fund that detracted from performance in absolute terms (taking into account both the underlying fund returns and their weightings within the Portfolios).

In relative terms (i.e., relative to each Portfolio’s specific benchmark), the leading detractors from performance were ClearBridge Small Cap Growth Fund and ClearBridge Mid Cap Fund. ClearBridge Aggressive Growth Fund and ClearBridge Large Cap Growth Fund also underperformed.

Q. Were there any significant changes to the Portfolios during the reporting period?

A. There were no significant changes to the Portfolios during the period.

Thank you for your investment in the Variable Asset Allocation Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolios’ investment goals.

Sincerely,

Adam J. Petryk, CFA

Portfolio Manager

QS Investors, LLC

Thomas Picciochi

Portfolio Manager

QS Investors, LLC

Ellen Tesler

Portfolio Manager

QS Investors, LLC

January 21, 2017

RISKS: Equity securities are subject to price and market fluctuations. Fixed-income securities are subject to interest rate and credit risks. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and political, social and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. As interest rates rise, bond prices fall, reducing the value of the Portfolios’ share prices. High-yield bonds (commonly known as “junk bonds”) involve greater credit and liquidity risks than investment grade bonds. There are additional risks and other expenses associated with investing in other mutual funds rather than directly in portfolio securities. Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Additionally, the portfolio managers may invest in underlying funds that have a limited performance history. Please see the Portfolios’ prospectuses for a more complete discussion of these and other risks and the Portfolios’ investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

QS Variable Asset Allocation Series 2016 Annual Report	5

Portfolios overview (cont’d)

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iv

The Variable Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Bloomberg Barclays U.S. Aggregate Index and 5% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell

2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The Moderate Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Bloomberg Barclays U.S. Aggregate Index and 5% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

vi

The Conservative Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Bloomberg Barclays U.S. Aggregate Index and 7% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

6	QS Variable Asset Allocation Series 2016 Annual Report

Portfolios at a glance (unaudited)

QS Variable Growth Breakdown† as of — December 31, 2016

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
12.7 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Information Technology Health Care Industrials Energy
12.4 Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	Financials Industrials Consumer Discretionary Health Care Consumer Staples
11.8 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
10.0 Legg Mason Partners Equity Trust — QS Global Dividend Fund, Class IS Shares	Consumer Staples Financials Telecommunication Services Health Care Utilities
9.9 Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Industrials Health Care
9.0 The Royce Fund — Royce Small-Cap Value Fund, Institutional Class Shares	Consumer Discretionary Financials Industrials Information Technology Energy
6.5 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials
6.3 Legg Mason Global Asset Management Trust — QS Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investments in Underlying Funds U.S. Government & Agency Obligations Financials Information Technology
5.0 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Materials Industrials Consumer Discretionary Information Technology

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
4.7 Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Industrials Financials
4.4 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Industrials Health Care
3.7 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials
2.5 Western Asset Funds, Inc. — Western Asset Macro Opportunities Fund, Class IS Shares	Corporate Bonds & Notes Sovereign Bonds U.S. Government & Agency Obligations Non-U.S. Treasury Inflation Protected Securities Collateralized Mortgage Obligations
0.7 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Mortgage-Backed Securities Collateralized Mortgage Obligations Sovereign Bonds
0.4 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Consumer Discretionary Energy Materials Industrials Health Care

QS Variable Asset Allocation Series 2016 Annual Report	7

Portfolios at a glance (unaudited) (cont’d)

QS Variable Moderate Growth Breakdown† as of — December 31, 2016

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
11.7 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Mortgage-Backed Securities Collateralized Mortgage Obligations Sovereign Bonds
10.8 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
10.6 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Information Technology Health Care Industrials Energy
10.1 Legg Mason Partners Equity Trust — QS Global Dividend Fund, Class IS Shares	Consumer Staples Financials Telecommunication Services Health Care Utilities
8.8 Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	Financials Industrials Consumer Discretionary Health Care Consumer Staples
6.9 Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Industrials Health Care
6.3 Legg Mason Global Asset Management Trust — QS Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investments in Underlying Funds U.S. Government & Agency Obligations Financials Information Technology
6.1 Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Industrials Financials

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
5.9 The Royce Fund — Royce Small-Cap Value Fund, Institutional Class Shares	Consumer Discretionary Financials Industrials Information Technology Energy
5.3 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials
4.2 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Industrials Health Care
3.9 Western Asset Funds, Inc. — Western Asset Macro Opportunities Fund, Class IS Shares	Corporate Bonds & Notes Sovereign Bonds U.S. Government & Agency Obligations Non-U.S. Treasury Inflation Protected Securities Collateralized Mortgage Obligations
3.8 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Materials Industrials Consumer Discretionary Information Technology
2.0 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Consumer Discretionary Energy Materials Industrials Health Care
2.0 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials
1.6 Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	U.S. Government & Agency Obligations Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations Asset-Backed Securities

8	QS Variable Asset Allocation Series 2016 Annual Report

QS Variable Conservative Growth Breakdown† as of — December 31, 2016

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
22.4 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Mortgage-Backed Securities Collateralized Mortgage Obligations Sovereign Bonds
10.1 Legg Mason Partners Equity Trust — QS Global Dividend Fund, Class IS Shares	Consumer Staples Financials Telecommunication Services Health Care Utilities
8.6 Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	U.S. Government & Agency Obligations Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations Asset-Backed Securities
7.3 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
7.2 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Information Technology Health Care Industrials Energy
6.3 Legg Mason Global Asset Management Trust — QS Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investments in Underlying Funds U.S. Government & Agency Obligations Financials Information Technology
4.8 Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Industrials Financials
4.7 Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	Financials Industrials Consumer Discretionary Health Care Consumer Staples

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
4.6 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Consumer Discretionary Energy Materials Industrials Health Care
4.4 Western Asset Funds, Inc. — Western Asset Macro Opportunities Fund, Class IS Shares	Corporate Bonds & Notes Sovereign Bonds U.S. Government & Agency Obligations Non-U.S. Treasury Inflation Protected Securities Collateralized Mortgage Obligations
3.9 Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Industrials Health Care
3.7 The Royce Fund — Royce Small-Cap Value Fund, Institutional Class Shares	Consumer Discretionary Financials Industrials Information Technology Energy
3.4 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials
3.1 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Materials Industrials Consumer Discretionary Information Technology
2.9 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials
2.6 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Industrials Health Care

QS Variable Asset Allocation Series 2016 Annual Report	9

Portfolios expenses (unaudited)

Example

As a shareholder of the Portfolios, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolios and other portfolios. To do so, compare the 5.00% hypothetical example relating to the Portfolios with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
QS Variable Growth	7.73%	$1,000.00	$1,077.30	0.11%	$0.57	QS Variable Growth	5.00%	$1,000.00	$1,024.58	0.11%	$0.56
QS Variable Moderate Growth	6.05	1,000.00	1,060.50	0.20	1.04	QS Variable Moderate Growth	5.00	1,000.00	1,024.13	0.20	1.02
QS Variable Conservative Growth	4.01	1,000.00	1,040.10	0.13	0.67	QS Variable Conservative Growth	5.00	1,000.00	1,024.48	0.13	0.66

[1]	For the six months ended December 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which each Portfolio invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each Portfolio’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

10	QS Variable Asset Allocation Series 2016 Annual Report

Portfolios performance (unaudited)

QS Variable Growth

Average annual total returns[1]
Twelve Months Ended 12/31/16	8.50%
Five Years Ended 12/31/16	10.24
Ten Years Ended 12/31/16	4.66

Cumulative total returns[1]
12/31/06 through 12/31/16	57.68%

QS Variable Moderate Growth

Average annual total returns[1]
Twelve Months Ended 12/31/16	7.99%
Five Years Ended 12/31/16	9.21
Ten Years Ended 12/31/16	5.12

Cumulative total returns[1]
12/31/06 through 12/31/16	64.79%

QS Variable Conservative Growth

Average annual total returns[1]
Twelve Months Ended 12/31/16	7.43%
Five Years Ended 12/31/16	7.75
Ten Years Ended 12/31/16	5.25

Cumulative total returns[1]
12/31/06 through 12/31/16	66.78%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

QS Variable Asset Allocation Series 2016 Annual Report	11

Portfolios performance (unaudited) (cont’d)

QS Variable Growth

Historical performance

Value of $10,000 invested in

QS Variable Growth vs. Benchmark Indices† — December 2006 - December 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in QS Variable Growth on December 31, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index, Russell 3000 Index and Variable Growth Composite Benchmark. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Variable Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Bloomberg Barclays U.S. Aggregate Index and 5% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The indices are unmanaged and are not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. Prior to May 1, 2015, the Portfolio followed different investment policies and strategies under the name QS Legg Mason Variable Lifestyle Allocation 85%.

12	QS Variable Asset Allocation Series 2016 Annual Report

QS Variable Moderate Growth

Historical performance

Value of $10,000 invested in

QS Variable Moderate Growth vs. Benchmark Indices† — December 2006 - December 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in QS Variable Moderate Growth on December 31, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index, Russell 3000 Index and Variable Moderate Growth Composite Benchmark. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Variable Moderate Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Bloomberg Barclays U.S. Aggregate Index and 5% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The indices are unmanaged and are not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. Prior to May 1, 2015, the Portfolio followed different investment policies and strategies under the name QS Legg Mason Variable Lifestyle Allocation 70%.

QS Variable Asset Allocation Series 2016 Annual Report	13

Portfolios performance (unaudited) (cont’d)

QS Variable Conservative Growth

Historical performance

Value of $10,000 invested in

QS Variable Conservative Growth vs. Benchmark Indices† — December 2006 - December 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in QS Variable Conservative Growth on December 31, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index, Russell 1000 Index and Variable Conservative Growth Composite Benchmark. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Variable Conservative Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Bloomberg Barclays U.S. Aggregate Index and 7% Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The indices are unmanaged and are not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. Prior to May 1, 2015, the Portfolio followed different investment policies and strategies under the name QS Legg Mason Variable Lifestyle Allocation 50%.

14	QS Variable Asset Allocation Series 2016 Annual Report

Schedules of investments

December 31, 2016

QS Variable Growth

Description		Shares	Value
Investments in Underlying Funds(a) — 100.0%
Legg Mason Global Asset Management Trust:
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares		745,761	$14,042,671
QS International Equity Fund, Class IS Shares		972,303	13,680,305	(b)
QS Strategic Real Return Fund, Class IS Shares		618,878	6,925,247	(c)
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares		34,540	7,221,712
ClearBridge Appreciation Fund, Class IS Shares		627,709	13,106,562
ClearBridge International Value Fund, Class IS Shares		572,873	5,585,511
ClearBridge Large Cap Growth Fund, Class IS Shares		139,596	5,225,091
ClearBridge Mid Cap Fund, Class IS Shares		138,898	4,865,613	(d)
ClearBridge Small Cap Growth Fund, Class IS Shares		141,546	4,111,923
QS Global Dividend Fund, Class IS Shares		954,619	11,054,482	(e)
QS U.S. Large Cap Equity Fund, Class IS Shares		656,217	10,991,628	(f)
The Royce Fund — Royce Small-Cap Value Fund, Institutional Class Shares		987,678	9,906,411
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares		64,472	736,267
Western Asset High Yield Fund, Class IS Shares		61,332	494,337
Western Asset Macro Opportunities Fund, Class IS Shares		264,761	2,779,991
Total Investments in Underlying Funds before Short-Term Investments (Cost — $86,706,917)			110,727,751

	Rate
Short-Term Investments — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $141,293)	0.411%	141,293	141,293
Total Investments — 100.1% (Cost — $86,848,210#)			110,869,044
Liabilities in Excess of Other Assets — (0.1)%			(65,655)
Total Net Assets — 100.0%			$110,803,389

(a)	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/mutualfunds.

(b)	Prior to April 1, 2016, QS Batterymarch International Equity Fund.

(c)	Prior to April 1, 2016, QS Legg Mason Strategic Real Return Fund.

(d)	Prior to January 4, 2016, ClearBridge Mid Cap Core Fund.

(e)	Prior to April 1, 2016, QS Batterymarch Global Dividend Fund.

(f)	Prior to April 1, 2016, QS Batterymarch U.S. Large Cap Equity Fund.

#	Aggregate cost for federal income tax purposes is $92,687,001.

See Notes to Financial Statements.

QS Variable Asset Allocation Series 2016 Annual Report	15

Schedules of investments (cont’d)

December 31, 2016

QS Variable Moderate Growth

Description		Shares	Value
Investments in Underlying Funds(a) — 99.9%
Legg Mason Global Asset Management Trust:
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares		214,792	$4,044,538
QS International Equity Fund, Class IS Shares		239,648	3,371,848	(b)
QS Strategic Real Return Fund, Class IS Shares		213,127	2,384,893	(c)
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares		9,744	2,037,365
ClearBridge Appreciation Fund, Class IS Shares		196,587	4,104,726
ClearBridge International Value Fund, Class IS Shares		148,320	1,446,119
ClearBridge Large Cap Growth Fund, Class IS Shares		62,475	2,338,456
ClearBridge Mid Cap Fund, Class IS Shares		45,494	1,593,639	(d)
ClearBridge Small Cap Growth Fund, Class IS Shares		26,361	765,780
QS Global Dividend Fund, Class IS Shares		332,119	3,845,935	(e)
QS U.S. Large Cap Equity Fund, Class IS Shares		156,965	2,629,164	(f)
The Royce Fund — Royce Small-Cap Value Fund, Institutional Class Shares		225,029	2,257,038
Western Asset Funds, Inc.:
Western Asset Core Bond Fund, Class IS Shares		49,218	607,344
Western Asset Core Plus Bond Fund, Class IS Shares		389,807	4,451,597
Western Asset High Yield Fund, Class IS Shares		95,681	771,190
Western Asset Macro Opportunities Fund, Class IS Shares		142,561	1,496,893
Total Investments in Underlying Funds before Short-Term Investments (Cost — $30,239,557)			38,146,525

	Rate
Short-Term Investments — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $64,293)	0.411%	64,293	64,293
Total Investments — 100.1% (Cost — $30,303,850#)			38,210,818
Liabilities in Excess of Other Assets — (0.1)%			(33,235)
Total Net Assets — 100.0%			$38,177,583

(a)	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/mutualfunds.

(b)	Prior to April 1, 2016, QS Batterymarch International Equity Fund.

(c)	Prior to April 1, 2016, QS Legg Mason Strategic Real Return Fund.

(d)	Prior to January 4, 2016, ClearBridge Mid Cap Core Fund.

(e)	Prior to April 1, 2016, QS Batterymarch Global Dividend Fund.

(f)	Prior to April 1, 2016, QS Batterymarch U.S. Large Cap Equity Fund.

#	Aggregate cost for federal income tax purposes is $32,623,448.

See Notes to Financial Statements.

16	QS Variable Asset Allocation Series 2016 Annual Report

QS Variable Conservative Growth

Description		Shares	Value
Investments in Underlying Funds(a) — 99.9%
Legg Mason Global Asset Management Trust:
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares		355,953	$6,702,590
QS International Equity Fund, Class IS Shares		313,619	4,412,624	(b)
QS Strategic Real Return Fund, Class IS Shares		529,481	5,924,889	(c)
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares		15,429	3,225,861
ClearBridge Appreciation Fund, Class IS Shares		329,204	6,873,774
ClearBridge International Value Fund, Class IS Shares		292,485	2,851,731
ClearBridge Large Cap Growth Fund, Class IS Shares		120,779	4,520,745
ClearBridge Mid Cap Fund, Class IS Shares		68,570	2,401,997	(d)
ClearBridge Small Cap Growth Fund, Class IS Shares		93,226	2,708,228
QS Global Dividend Fund, Class IS Shares		817,743	9,469,465	(e)
QS U.S. Large Cap Equity Fund, Class IS Shares		220,435	3,692,287	(f)
The Royce Fund — Royce Small-Cap Value Fund, Institutional Class Shares		346,328	3,473,671
Western Asset Funds, Inc.:
Western Asset Core Bond Fund, Class IS Shares		650,824	8,031,173
Western Asset Core Plus Bond Fund, Class IS Shares		1,837,853	20,988,276
Western Asset High Yield Fund, Class IS Shares		531,095	4,280,627
Western Asset Macro Opportunities Fund, Class IS Shares		389,142	4,085,986
Total Investments in Underlying Funds before Short-Term Investments (Cost — $78,258,381)			93,643,924

	Rate
Short-Term Investments — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $178,506)	0.411%	178,506	178,506
Total Investments — 100.1% (Cost — $78,436,887#)			93,822,430
Liabilities in Excess of Other Assets — (0.1)%			(59,674)
Total Net Assets — 100.0%			$93,762,756

(a)	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/mutualfunds.

(b)	Prior to April 1, 2016, QS Batterymarch International Equity Fund.

(c)	Prior to April 1, 2016, QS Legg Mason Strategic Real Return Fund.

(d)	Prior to January 4, 2016, ClearBridge Mid Cap Core Fund.

(e)	Prior to April 1, 2016, QS Batterymarch Global Dividend Fund.

(f)	Prior to April 1, 2016, QS Batterymarch U.S. Large Cap Equity Fund.

#	Aggregate cost for federal income tax purposes is $82,972,901.

See Notes to Financial Statements.

QS Variable Asset Allocation Series 2016 Annual Report	17

Statements of assets and liabilities

December 31, 2016

	QS Variable Growth	QS Variable Moderate Growth	QS Variable Conservative Growth

Assets:
Investments in affiliated Underlying Funds, at cost	$86,706,917	$30,239,557	$78,258,381
Short-term investments, at cost	141,293	64,293	178,506
Investments in affiliated Underlying Funds, at value	$110,727,751	$38,146,525	$93,643,924
Short-term investments, at value	141,293	64,293	178,506
Interest receivable	38	15	41
Receivable for Portfolio shares sold	—	10,845	—
Receivable from investment manager	—	741	—
Prepaid expenses	1,527	756	1,332
Total Assets	110,870,609	38,223,175	93,823,803

Liabilities:
Payable for Portfolio shares repurchased	11,921	342	7,597
Trustees’ fees payable	1,131	391	973
Accrued expenses	54,168	44,859	52,477
Total Liabilities	67,220	45,592	61,047
Total Net Assets	$110,803,389	$38,177,583	$93,762,756

Net Assets:
Par value (Note 5)	$76	$26	$64
Paid-in capital in excess of par value	89,754,255	31,822,729	83,612,573
Undistributed (overdistributed) net investment income	96,323	(22,524)	136,950
Accumulated net realized loss on affiliated Underlying Funds and capital gain distributions from affiliated Underlying Funds	(3,068,099)	(1,529,616)	(5,372,374)
Net unrealized appreciation on affiliated Underlying Funds	24,020,834	7,906,968	15,385,543
Total Net Assets	$110,803,389	$38,177,583	$93,762,756

Shares Outstanding	7,616,549	2,620,109	6,350,653

Net Asset Value	$14.55	$14.57	$14.76

See Notes to Financial Statements.

18	QS Variable Asset Allocation Series 2016 Annual Report

Statements of operations

For the Year Ended December 31, 2016

	QS Variable Growth	QS Variable Moderate Growth	QS Variable Conservative Growth

Investment Income:
Income distributions from affiliated Underlying Funds	$1,673,128	$721,385	$2,175,677
Interest	639	313	668
Total Investment Income	1,673,767	721,698	2,176,345

Expenses:
Legal fees	39,842	36,531	40,815
Audit and tax fees	29,785	29,480	29,725
Shareholder reports	24,347	14,082	27,880
Fund accounting fees	10,406	3,621	9,160
Trustees’ fees	7,753	2,716	6,777
Insurance	2,502	1,233	2,279
Transfer agent fees	285	100	100
Custody fees	—	—	18
Miscellaneous expenses	1,301	1,189	1,279
Total Expenses	116,221	88,952	118,033
Less: Fee waivers and/or expense reimbursements (Note 2)	—	(13,127)	—
Net Expenses	116,221	75,825	118,033
Net Investment Income	1,557,546	645,873	2,058,312

Realized and Unrealized Gain on Affiliated Underlying Funds and Capital Gain Distributions From Affiliated Underlying Funds (Notes 1 and 3):
Net Realized Gain From:
Sale of affiliated Underlying Funds	663,767	389,156	715,957
Capital gain distributions from affiliated Underlying Funds	2,236,127	686,373	1,381,865
Net Realized Gain	2,899,894	1,075,529	2,097,822
Change in Net Unrealized Appreciation (Depreciation)	4,404,892	1,148,139	2,584,146
Net Gain on Affiliated Underlying Funds and Capital Gain Distributions From Affiliated Underlying Funds	7,304,786	2,223,668	4,681,968
Increase in Net Assets From Operations	$8,862,332	$2,869,541	$6,740,280

See Notes to Financial Statements.

QS Variable Asset Allocation Series 2016 Annual Report	19

Statements of changes in net assets

QS Variable Growth

For the Years Ended December 31,	2016	2015

Operations:
Net investment income	$1,557,546	$1,415,380
Net realized gain	2,899,894	15,123,539
Change in net unrealized appreciation (depreciation)	4,404,892	(18,986,953)
Increase (Decrease) in Net Assets From Operations	8,862,332	(2,448,034)

Distributions to Shareholders From (Note 1):
Net investment income	(1,560,009)	(1,600,009)
Net realized gains	(4,085,130)	(12,915,081)
Decrease in Net Assets From Distributions to Shareholders	(5,645,139)	(14,515,090)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	1,359,171	1,560,143
Reinvestment of distributions	5,645,139	14,515,090
Cost of shares repurchased	(10,790,254)	(12,192,039)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(3,785,944)	3,883,194
Decrease in Net Assets	(568,751)	(13,079,930)

Net Assets:
Beginning of year	111,372,140	124,452,070
End of year*	$110,803,389	$111,372,140
* Includes undistributed net investment income of:	$96,323	$18,011

See Notes to Financial Statements.

20	QS Variable Asset Allocation Series 2016 Annual Report

QS Variable Moderate Growth

For the Years Ended December 31,	2016	2015

Operations:
Net investment income	$645,873	$628,242
Net realized gain	1,075,529	6,159,358
Change in net unrealized appreciation (depreciation)	1,148,139	(7,439,052)
Increase (Decrease) in Net Assets From Operations	2,869,541	(651,452)

Distributions to Shareholders From (Note 1):
Net investment income	(770,004)	(725,001)
Net realized gains	(502,796)	—
Decrease in Net Assets From Distributions to Shareholders	(1,272,800)	(725,001)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	199,358	213,491
Reinvestment of distributions	1,272,800	725,001
Cost of shares repurchased	(4,511,219)	(7,585,404)
Decrease in Net Assets From Portfolio Share Transactions	(3,039,061)	(6,646,912)
Decrease in Net Assets	(1,442,320)	(8,023,365)

Net Assets:
Beginning of year	39,619,903	47,643,268
End of year*	$38,177,583	$39,619,903
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(22,524)	$61,377

See Notes to Financial Statements.

QS Variable Asset Allocation Series 2016 Annual Report	21

Statements of changes in net assets (cont’d)

QS Variable Conservative Growth

For the Years Ended December 31,	2016	2015

Operations:
Net investment income	$2,058,312	$2,122,387
Net realized gain	2,097,822	10,539,381
Change in net unrealized appreciation (depreciation)	2,584,146	(13,724,749)
Increase (Decrease) in Net Assets From Operations	6,740,280	(1,062,981)

Distributions to Shareholders From (Note 1):
Net investment income	(2,215,010)	(2,050,008)
Decrease in Net Assets From Distributions to Shareholders	(2,215,010)	(2,050,008)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	1,752,265	3,544,796
Reinvestment of distributions	2,215,010	2,050,008
Cost of shares repurchased	(12,753,526)	(18,655,969)
Decrease in Net Assets From Portfolio Share Transactions	(8,786,251)	(13,061,165)
Decrease in Net Assets	(4,260,981)	(16,174,154)

Net Assets:
Beginning of year	98,023,737	114,197,891
End of year*	$93,762,756	$98,023,737
* Includes undistributed net investment income of:	$136,950	$170,458

See Notes to Financial Statements.

22	QS Variable Asset Allocation Series 2016 Annual Report

Financial highlights

QS Variable Growth

For a share of beneficial interest outstanding throughout each year ended December 31:
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$14.12	$16.45	$16.51	$13.26	$11.65

Income (loss) from operations:
Net investment income	0.20	0.19	0.19	0.15	0.23 [2]
Net realized and unrealized gain (loss)	0.98	(0.52)	0.59	3.35	1.61
Total income (loss) from operations	1.18	(0.33)	0.78	3.50	1.84

Less distributions from:
Net investment income	(0.21)	(0.21)	(0.30)	(0.25)	(0.23)
Net realized gains	(0.54)	(1.79)	(0.54)	—	—
Total distributions	(0.75)	(2.00)	(0.84)	(0.25)	(0.23)

Net asset value, end of year	$14.55	$14.12	$16.45	$16.51	$13.26
Total return[3]	8.50%	(2.23)%	4.69%	26.50%	15.89%

Net assets, end of year (000s)	$110,803	$111,372	$124,452	$129,601	$111,929

Ratios to average net assets:
Gross expenses[4]	0.11%	0.12%	0.08%	0.11%	0.11%
Net expenses[4,5]	0.11	0.12	0.08	0.11	0.11
Net investment income	1.44	1.17	1.12	0.98	1.85 [2]

Portfolio turnover rate	20%	54%[6]	19%	9%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of shares of the Portfolio did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

QS Variable Asset Allocation Series 2016 Annual Report	23

Financial highlights (cont’d)

QS Variable Moderate Growth

For a share of beneficial interest outstanding throughout each year ended December 31:
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$13.95	$14.46	$14.05	$11.71	$10.47

Income (loss) from operations:
Net investment income	0.24	0.21	0.21	0.15	0.21	[2]
Net realized and unrealized gain (loss)	0.87	(0.46)	0.48	2.40	1.31
Total income (loss) from operations	1.11	(0.25)	0.69	2.55	1.52

Less distributions from:
Net investment income	(0.30)	(0.26)	(0.28)	(0.21)	(0.28)
Net realized gains	(0.19)	—	—	—	—
Total distributions	(0.49)	(0.26)	(0.28)	(0.21)	(0.28)

Net asset value, end of year	$14.57	$13.95	$14.46	$14.05	$11.71
Total return[3]	7.99%	(1.79)%	4.91%	21.82%	14.60%

Net assets, end of year (000s)	$38,178	$39,620	$47,643	$52,761	$52,113

Ratios to average net assets:
Gross expenses[4]	0.23%	0.27%	0.16%	0.18%	0.17%
Net expenses[4,5]	0.20 [6]	0.20 [6]	0.16	0.18	0.17	[6]
Net investment income	1.70	1.43	1.44	1.17	1.90	[2]

Portfolio turnover rate	21%	57%[7]	17%	9%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of shares of the Portfolio did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

24	QS Variable Asset Allocation Series 2016 Annual Report

QS Variable Conservative Growth

For a share of beneficial interest outstanding throughout each year ended December 31:
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$14.07	$14.54	$14.22	$12.58	$11.43

Income (loss) from operations:
Net investment income	0.31	0.29	0.31	0.24	0.29 [2]
Net realized and unrealized gain (loss)	0.73	(0.46)	0.39	1.69	1.20
Total income (loss) from operations	1.04	(0.17)	0.70	1.93	1.49

Less distributions from:
Net investment income	(0.35)	(0.30)	(0.38)	(0.29)	(0.34)
Total distributions	(0.35)	(0.30)	(0.38)	(0.29)	(0.34)

Net asset value, end of year	$14.76	$14.07	$14.54	$14.22	$12.58
Total return[3]	7.43%	(1.19)%	4.91%	15.33%	13.10%

Net assets, end of year (000s)	$93,763	$98,024	$114,198	$125,637	$116,560

Ratios to average net assets:
Gross expenses[4]	0.13%	0.14%	0.10%	0.10%	0.10%
Net expenses[4,5]	0.13	0.14	0.10	0.10	0.10
Net investment income	2.18	1.98	2.09	1.77	2.39 [2]

Portfolio turnover rate	18%	58%[6]	17%	13%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of shares of the Portfolio did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

QS Variable Asset Allocation Series 2016 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

QS Variable Growth (formerly QS Legg Mason Variable Growth) (“Variable Growth”), QS Variable Moderate Growth (formerly QS Legg Mason Variable Moderate Growth) (“Variable Moderate Growth”) and QS Variable Conservative Growth (formerly QS Legg Mason Variable Conservative Growth) (“Variable Conservative Growth”) (the “Portfolios”) are separate non-diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios invest in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”). Shares of the Portfolios are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans, including affiliates of the investment manager.

The following are significant accounting policies consistently followed by the Portfolios and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding exchange-traded funds, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Portfolios hold securities or other assets that are denominated in a foreign currency, the Portfolios will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Portfolio calculates its net asset value, the Portfolios value these securities as determined in accordance with procedures approved by the Portfolios’ Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolios’ pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolios, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

26	QS Variable Asset Allocation Series 2016 Annual Report

The Portfolios use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolios’ assets carried at fair value:

Variable Growth

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$110,727,751	—	—	$110,727,751
Short-term investments†	141,293	—	—	141,293
Total investments	$110,869,044	—	—	$110,869,044

†	See Schedule of Investments for additional detailed categorizations.

Variable Moderate Growth

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$38,146,525	—	—	$38,146,525
Short-term investments†	64,293	—	—	64,293
Total investments	$38,210,818	—	—	$38,210,818

†	See Schedule of Investments for additional detailed categorizations.

Variable Conservative Growth

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$93,643,924	—	—	$93,643,924
Short-term investments†	178,506	—	—	178,506
Total investments	$93,822,430	—	—	$93,822,430

†	See Schedule of Investments for additional detailed categorizations.

(b) Fund of funds risk. Your cost of investing in the Portfolios, as funds of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Portfolios’ approval, which could force the Portfolios to withdraw their investments from such Underlying Fund at a time that is unfavorable to the Portfolios. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolios would indirectly bear the costs of these trades without accomplishing any investment purpose.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income

QS Variable Asset Allocation Series 2016 Annual Report	27

Notes to financial statements (cont’d)

is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolios are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Compensating balance arrangements. The Portfolios have an arrangement with their custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolios’ cash on deposit with the bank.

(f) Federal and other taxes. It is the Portfolios’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolios’ financial statements.

Management has analyzed the Portfolios’ tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Portfolios’ financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Portfolios had the following reclassifications:

Portfolio	Undistributed/ Overdristributed Net Investment Income	Accumulated Net Realized Loss
Variable Growth(a)	$80,775	$(80,775)
Variable Moderate Growth(a)	40,230	(40,230)
Variable Conservative Growth(a)	123,190	(123,190)

(a)	Reclassifications are due to short-term capital gains from underlying funds treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Portfolio’s investment manager and QS Investors, LLC (“QS Investors”) is each Portfolio’s subadviser. Prior to April 1, 2016, QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”) was each Portfolio’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of each Portfolio’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason. Under the investment management agreements, the Portfolios do not pay a management fee. Prior to April 1, 2016, QS LMGAA was a wholly-owned subsidiary of Legg Mason.

LMPFA provides administrative and certain oversight services to the Portfolios. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolios, except for the management of the portion of each Portfolio’s cash and short-term instruments allocated to Western Asset.

As a result of expense limitation arrangements between each Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of shares of each Portfolio did not exceed 0.20%. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended December 31, 2016, fees waived and/or reimbursed were as follows:

Variable Growth	—
Variable Moderate Growth	$13,127
Variable Conservative Growth	—

28	QS Variable Asset Allocation Series 2016 Annual Report

LMPFA is permitted to recapture amounts waived and/or reimbursed to a Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolios, in the Portfolios’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

In addition, the Portfolios indirectly pay management and/or administration fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds. These management and/or administration fees ranged from 0.40% to 1.15% of the average daily net assets of the Underlying Funds.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolios’ sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Variable Growth	$21,824,255	$27,375,000
Variable Moderate Growth	7,962,758	10,945,000
Variable Conservative Growth	17,362,542	24,990,000

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Variable Growth	$25,123,478	$(6,941,435)	$18,182,043
Variable Moderate Growth	8,282,318	(2,694,948)	5,587,370
Variable Conservative Growth	16,339,219	(5,489,690)	10,849,529

4. Derivative instruments and hedging activities

During the year ended December 31, 2016, the Portfolios did not invest in derivative instruments.

5. Shares of beneficial interest

At December 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of each Portfolio were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015

Variable Growth
Shares sold	99,260	97,647
Shares issued on reinvestment	396,402	976,811
Shares repurchased	(768,464)	(752,452)
Net increase (decrease)	(272,802)	322,006

Variable Moderate Growth
Shares sold	13,845	14,498
Shares issued on reinvestment	87,532	51,035
Shares repurchased	(320,869)	(521,440)
Net decrease	(219,492)	(455,907)

QS Variable Asset Allocation Series 2016 Annual Report	29

Notes to financial statements (cont’d)

	Year Ended December 31, 2016	Year Ended December 31, 2015

Variable Conservative Growth
Shares sold	120,328	243,523
Shares issued on reinvestment	150,290	144,692
Shares repurchased	(885,993)	(1,276,540)
Net decrease	(615,375)	(888,325)

6. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Portfolios own 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason, through subadvisory agreements with its wholly owned subsidiaries, also provides investment management services to certain of the Underlying Funds held by the Portfolios. Based on the Portfolios’ relative ownership, the following Underlying Funds were considered affiliated companies for all or some portion of the year ended December 31, 2016. The following transactions were effected in shares of such Underlying Funds for the year ended December 31, 2016.

	Affiliate Value at December 31, 2015	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at December 31, 2016	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
Variable Growth		Cost	Shares	Cost	Shares
Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	$12,929,530	$1,943,402	105,935	$1,722,073	93,141	$236,637	$686,765	$14,042,671	$2,927
Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares(a)	15,386,240	2,959,223	211,588	4,977,264	314,494	349,223	—	13,680,305	(667,264)
Legg Mason Global Asset Management Trust — QS Strategic Real Return Fund, Class IS Shares(b)	6,802,214	740,804	65,394	852,473	63,777	—	140,804	6,925,247	(122,473)
Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	7,834,451	409,014	1,971	1,250,995	5,448	49,415	274,599	7,221,712	(120,995)
Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	10,145,164	3,287,975	160,172	850,195	45,363	182,989	289,986	13,106,562	74,805
Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	6,267,319	1,101,405	117,265	2,056,061	199,284	106,405	—	5,585,511	(206,061)
Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	3,154,871	2,121,350	57,798	243,874	6,698	18,257	93,093	5,225,091	1,126
Legg Mason Partners Equity Trust — ClearBridge Mid Cap Fund, Class IS Shares(c)	6,322,005	183,727	5,612	1,433,385	60,344	24,952	48,775	4,865,613	516,615
Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	8,641,282	254,394	9,706	3,097,229	175,679	—	114,394	4,111,923	1,767,771
Legg Mason Partners Equity Trust — QS Global Dividend Fund, Class IS Shares(d)	11,321,440	1,078,109	92,459	1,876,788	164,262	289,968	98,141	11,054,482	(1,788)
Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares(e)	9,825,406	1,338,667	84,685	992,368	57,898	153,667	—	10,991,628	(77,368)
The Royce Fund — Royce Small-Cap Value Fund, Institutional Class Shares	7,873,731	3,723,382	428,315	3,800,777	341,522	90,895	472,487	9,906,411	(580,777)
Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	1,010,749	1,104,019	94,213	1,360,734	118,171	21,499	7,520	736,267	19,266
Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	919,828	1,346,423	176,859	1,838,424	239,326	96,423	—	494,337	76,576

30	QS Variable Asset Allocation Series 2016 Annual Report

	Affiliate Value at December 31, 2015	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at December 31, 2016	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
Variable Growth (cont’d)		Cost	Shares	Cost	Shares
Western Asset Funds, Inc. — Western Asset Macro Opportunities Fund, Class IS Shares	$2,775,607	$232,361	22,121	$358,593	32,718	$52,798	$9,563	$2,779,991	$(18,593)
	$111,209,837	$21,824,255		$26,711,233		$1,673,128	$2,236,127	$110,727,751	$663,767

(a)	Prior to April 1, 2016, QS Batterymarch International Equity Fund.

(b)	Prior to April 1, 2016, QS Legg Mason Strategic Real Return Fund.

(c)	Prior to January 4, 2016, ClearBridge Mid Cap Core Fund.

(d)	Prior to April 1, 2016, QS Batterymarch Global Dividend Fund.

(e)	Prior to April 1, 2016, QS Batterymarch U.S. Large Cap Equity Fund.

	Affiliate Value at December 31, 2015	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at December 31, 2016	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
Variable Moderate Growth		Cost	Shares	Cost	Shares
Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	$4,133,950	$330,675	17,748	$626,574	37,307	$68,084	$197,591	$4,044,538	$58,426
Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares(a)	3,673,106	516,012	37,060	858,469	54,093	86,012	—	3,371,848	(113,469)
Legg Mason Global Asset Management Trust — QS Strategic Real Return Fund, Class IS Shares(b)	2,421,915	218,516	19,298	340,926	25,946	—	48,516	2,384,893	(45,926)
Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	2,274,242	116,725	559	424,992	1,851	13,989	77,736	2,037,365	(39,992)
Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	3,190,598	1,112,887	54,493	348,873	19,210	57,309	90,578	4,104,726	41,127
Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	1,574,985	207,451	22,183	363,891	38,438	27,451	—	1,446,119	(3,891)
Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	1,090,134	1,324,834	35,765	141,155	3,869	8,171	41,663	2,338,456	(1,155)
Legg Mason Partners Equity Trust — ClearBridge Mid Cap Fund, Class IS Shares(c)	1,839,359	59,089	1,764	289,937	12,606	8,172	15,917	1,593,639	120,063
Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	2,714,511	116,540	4,404	1,553,654	74,645	—	21,540	765,780	486,346
Legg Mason Partners Equity Trust — QS Global Dividend Fund, Class IS Shares(d)	4,013,510	295,315	25,467	650,961	57,220	101,447	33,868	3,845,935	(961)
Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares(e)	2,734,080	61,757	3,781	376,487	21,965	36,757	—	2,629,164	(31,487)
The Royce Fund — Royce Small-Cap Value Fund, Institutional Class Shares	1,948,218	964,193	110,784	1,171,945	108,663	20,843	108,350	2,257,038	(161,945)
Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	647,388	114,910	9,092	162,561	13,157	14,910	—	607,344	2,439
Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	4,759,349	1,045,226	88,976	1,270,850	115,560	154,761	45,465	4,451,597	79,150
Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	1,034,420	1,365,050	177,310	1,742,212	220,851	95,050	—	771,190	12,788

QS Variable Asset Allocation Series 2016 Annual Report	31

Notes to financial statements (cont’d)

	Affiliate Value at December 31, 2015	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at December 31, 2016	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
Variable Moderate Growth (cont’d)		Cost	Shares	Cost	Shares
Western Asset Funds, Inc. — Western Asset Macro Opportunities Fund, Class IS Shares	$1,541,706	$113,578	10,814	$232,357	21,200	$28,429	$5,149	$1,496,893	$(12,357)
	$39,591,471	$7,962,758		$10,555,844		$721,385	$686,373	$38,146,525	$389,156

(a)	Prior to April 1, 2016, QS Batterymarch International Equity Fund.

(b)	Prior to April 1, 2016, QS Legg Mason Strategic Real Return Fund.

(c)	Prior to January 4, 2016, ClearBridge Mid Cap Core Fund.

(d)	Prior to April 1, 2016, QS Batterymarch Global Dividend Fund.

(e)	Prior to April 1, 2016, QS Batterymarch U.S. Large Cap Equity Fund.

	Affiliate Value at December 31, 2015	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at December 31, 2016	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
Variable Conservative Growth		Cost	Shares	Cost	Shares
Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	$7,053,550	$465,933	24,842	$1,154,276	68,750	$112,996	$327,937	$6,702,590	$110,724
Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares(a)	5,417,788	862,560	61,776	1,840,112	126,759	112,560	—	4,412,624	(110,112)
Legg Mason Global Asset Management Trust — QS Strategic Real Return Fund, Class IS Shares(b)	6,032,504	449,879	39,960	760,721	57,893	—	119,879	5,924,889	(100,721)
Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	3,666,822	144,759	686	700,409	3,050	22,078	122,681	3,225,861	(65,409)
Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	5,658,434	1,662,873	81,872	657,269	38,736	95,969	151,904	6,873,774	132,731
Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	3,543,789	524,133	56,333	1,358,515	134,150	54,133	—	2,851,731	(123,515)
Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	1,608,075	3,086,340	83,213	276,236	7,541	15,796	80,544	4,520,745	(1,236)
Legg Mason Partners Equity Trust — ClearBridge Mid Cap Fund, Class IS Shares(c)	3,272,243	41,343	1,172	671,391	32,824	12,318	24,025	2,401,997	388,609
Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	5,213,846	734,269	28,240	2,699,919	120,560	—	74,269	2,708,228	645,081
Legg Mason Partners Equity Trust — QS Global Dividend Fund, Class IS Shares(d)	9,941,226	695,596	59,865	1,631,268	143,412	252,119	83,477	9,469,465	8,732
Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares(e)	3,943,983	56,620	3,363	609,928	35,585	51,620	—	3,692,287	(49,928)
The Royce Fund — Royce Small-Cap Value Fund, Institutional Class Shares	2,438,942	2,779,290	326,470	2,495,067	259,197	32,154	167,136	3,473,671	(145,067)
Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	8,612,315	764,895	61,094	1,473,001	119,103	199,895	—	8,031,173	6,999
Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	22,631,189	2,416,233	206,952	3,860,145	349,081	770,379	215,854	20,988,276	199,855
Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	4,621,822	2,430,485	317,857	3,401,110	408,811	365,485	—	4,280,627	(146,110)

32	QS Variable Asset Allocation Series 2016 Annual Report

	Affiliate Value at December 31, 2015	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at December 31, 2016	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
Variable Conservative Growth (cont’d)		Cost	Shares	Cost	Shares
Western Asset Funds, Inc. — Western Asset Macro Opportunities Fund, Class IS Shares	$4,314,752	$247,334	23,561	$684,676	62,470	$78,175	$14,159	$4,085,986	$(34,676)
	$97,971,280	$17,362,542		$24,274,043		$2,175,677	$1,381,865	$93,643,924	$715,957

(a)	Prior to April 1, 2016, QS Batterymarch International Equity Fund.

(b)	Prior to April 1, 2016, QS Legg Mason Strategic Real Return Fund.

(c)	Prior to January 4, 2016, ClearBridge Mid Cap Core Fund.

(d)	Prior to April 1, 2016, QS Batterymarch Global Dividend Fund.

(e)	Prior to April 1, 2016, QS Batterymarch U.S. Large Cap Equity Fund

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	Variable Growth	Variable Moderate Growth	Variable Conservative Growth

Distributions Paid From:
Ordinary income	$1,560,009	$770,004	$2,215,010
Net long-term capital gains	4,085,130	502,796	—
Total distributions paid	$5,645,139	$1,272,800	$2,215,010

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

	Variable Growth	Variable Moderate Growth	Variable Conservative Growth

Distributions Paid From:
Ordinary income	$1,641,410	$725,001	$2,050,008
Net long-term capital gains	12,873,680	—	—
Total distributions paid	$14,515,090	$725,001	$2,050,008

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Variable Growth		Variable Moderate Growth		Variable Conservative Growth
Undistributed ordinary income — net	$137,184		$11,491		$176,494
Undistributed long-term capital gains — net	2,770,692		789,982		—
Total undistributed earnings	2,907,876		801,473		176,494
Capital loss carryforward*	—		—		(836,360)
Other book/tax temporary differences	(40,861)	(a)	(34,015)	(a)	(39,544)	(a)
Unrealized appreciation (depreciation)	18,182,043	(b)	5,587,370	(b)	10,849,529	(b)
Total accumulated earnings (losses) — net	$21,049,058		$6,354,828		$10,150,119

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

*	During the taxable year ended December 31, 2016, Variable Conservative Growth utilized $1,499,265 of its capital loss carryforward available from prior years.

As of December 31, 2016, the following Portfolio had the following capital loss carryforward available:

Year of Expiration	Variable Conservative Growth
12/31/2018	$(836,360)

This amount will be available to offset any future taxable capital gains.

QS Variable Asset Allocation Series 2016 Annual Report	33

Notes to financial statements (cont’d)

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on each Portfolio’s financial statements and related disclosures.

34	QS Variable Asset Allocation Series 2016 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statements of assets and liabilities of QS Variable Growth (formerly, QS Legg Mason Variable Growth), QS Variable Moderate Growth (formerly, QS Legg Mason Variable Moderate Growth), and QS Variable Conservative Growth (formerly, QS Legg Mason Variable Conservative Growth) (collectively, the “Portfolios”), each a series of Legg Mason Partners Variable Equity Trust, including the schedules of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the investee funds’ transfer agent and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QS Variable Growth, QS Variable Moderate Growth, and QS Variable Conservative Growth, as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 15, 2017

QS Variable Asset Allocation Series 2016 Annual Report	35

Board approval of management and

subadvisory agreements (unaudited)

Legg Mason Partners Variable Equity Trust

— QS Variable Growth

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of QS Variable Growth (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

36	QS Variable Asset Allocation Series

Fund performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation aggressive growth funds (i.e., funds that maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash and cash equivalents) underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2016. The Fund performed better than the median performance of the funds in the Performance Universe for the five-year period and at the median performance of the funds in the Performance Universe for the ten-year period and, but performed below the median performance of the funds in the Performance Universe for the one- and three-year periods. The Board reviewed performance information provided by the Manager for periods ended September 30, 2016, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Board also reviewed information prepared by Lipper comparing the Fund’s annualized total return for the three-year period ended June 30, 2016 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and QS were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s long-term performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of actively managed affiliated funds of funds underlying variable insurance products consisting of five mixed-asset target allocation aggressive growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all actively managed affiliated mixed-asset target allocation aggressive growth funds of funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

QS Variable Asset Allocation Series	37

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

38	QS Variable Asset Allocation Series

Legg Mason Partners Variable Equity Trust

— QS Variable Moderate Growth

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of QS Variable Moderate Growth (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

QS Variable Asset Allocation Series	39

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Fund performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds (i.e., funds that maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents) underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2016. The Fund performed better than the median performance of the funds in the Performance Universe for the five-year period, but performed below the median performance of the funds in the Performance Universe for the one-, three- and ten-year periods. The Board reviewed performance information provided by the Manager for periods ended September 30, 2016, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Board also reviewed information prepared by Lipper comparing the Fund’s annualized total return for the three-year period ended June 30, 2016 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during certain of the periods under review. The Trustees noted that the Manager and QS were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s long-term performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of four mixed-asset target allocation growth funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all mixed-asset target allocation growth funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was slightly higher than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

40	QS Variable Asset Allocation Series

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

QS Variable Asset Allocation Series	41

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Legg Mason Partners Variable Equity Trust — QS Variable Conservative Growth

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of QS Variable Conservative Growth (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

42	QS Variable Asset Allocation Series

Fund performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation moderate funds (i.e., funds that maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents) underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2016. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, five- and ten-year periods, and performed slightly below the median performance of the funds in the Performance Universe for the three-year period. The Board reviewed performance information provided by the Manager for periods ended September 30, 2016, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Board also reviewed information prepared by Lipper comparing the Fund’s annualized total return for the three-year period ended June 30, 2016 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and QS were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of actively managed affiliated funds of funds underlying variable insurance products consisting of seven mixed-asset target allocation moderate funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all actively managed affiliated mixed-asset target allocation moderate funds of funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

QS Variable Asset Allocation Series	43

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

44	QS Variable Asset Allocation Series

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Variable Asset Allocation Series (the “Portfolios”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolios is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolios at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

QS Variable Asset Allocation Series	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

46	QS Variable Asset Allocation Series

Independent Trustees cont’d
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	149
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS Variable Asset Allocation Series	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

48	QS Variable Asset Allocation Series

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolios within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolios, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Variable Asset Allocation Series	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2016:

	Variable Growth
Record date:	6/7/2016	12/16/2016	12/27/2016
Payable date:	6/8/2016	12/19/2016	12/28/2016
Dividends qualifying for the dividends
received deduction for corporations	45.40%	—	54.68%
Foreign source income*	26.68%	—	26.45%
Foreign taxes paid per share	—	—	$0.007024
Long-term capital gains per share	—	$0.042880	—

	Variable Moderate Growth
Record date:	6/7/2016	12/16/2016	12/27/2016
Payable date:	6/8/2016	12/19/2016	12/28/2016
Dividends qualifying for the dividends
received deduction for corporations	33.54%	—	39.75%
Foreign source income*	27.41%	—	15.37%
Foreign taxes paid per share	$0.000455	—	$0.005111
Long-term capital gains per share	—	$0.081040	—

		Variable Conservative Growth
Record date:		6/7/2016	12/27/2016
Payable date:		6/8/2016	12/28/2016
Dividends qualifying for the dividends
received deduction for corporations		18.98%	23.32%
Foreign source income*		8.13%	7.60%
Foreign taxes paid per share		—	$0.003126

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

Please retain this information for your records.

50	QS Variable Asset Allocation Series

QS

Variable Asset Allocation Series

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

QS Variable Asset Allocation Series

QS Variable Growth

QS Variable Moderate Growth

QS Variable Conservative Growth

The Portfolios are separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

QS Variable Asset Allocation Series

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolios at 1-877-721-1926.

Information on how the Portfolios voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Portfolios at 1-877-721-1926, (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Variable Growth, QS Variable Moderate Growth and QS Variable Conservative Growth. This report is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current prospectus.

Investors should consider each Portfolio’s investment objectives, risks, charges and expenses carefully before investing. Each prospectus contains this and other important information about the Portfolios. Please read the prospectus carefully before investing.

www.leggmason.com

©2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

©2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01436 2/17 SR17-2985

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert. Dwight B. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $318,825 in December 31, 2015 and $418,495 in December 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2015 and $0 in December 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $50,780 in December 31, 2015 and $49,560 in December 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2016; Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2016; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)	(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2017